UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 18, 2002
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)



               Israel            000-29871__                  N/A
         ------------------   -  ------------                 ---
(State or other jurisdiction     (Commission   (IRS Employer Identification No.)
       of incorporation)        File Number)


               24 Raoul Wallenberg Street, Tel Aviv 69719, Israel
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.



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

Corporate Contacts:                                             Investor Contacts:

David Seligman             Peter Benedict                       Jody Burfening/Kathy Price
Chief Financial Officer    Dir. Media and Investor Relations    Lippert/Heilshorn
RADVISION                  RADVISION                            & Associates
Tel: 201.689-6333          Tel: 201.689-6311                    Tel: 212.838.3777
cfo@radvision.com          pr@radvision.com                     jbs@lhai.com



BROADBAND SERVICE PROVIDER CHOOSES RADVISION TO POWER CONSUMER DEPLOYMENT OF MANAGED IP-BASED VIDEO TELEPHONY

Italy's FastWeb to Offer SOHO and Residential

Video Telephony Services Using RADVISION Technology


Glen Rock, New Jersey, November 18, 2002 -- RADVISION Inc. (NASDAQ: RVSN) today announced the sale and successful roll out of an integrated videoconferencing solution to FastWeb, a Milan-based service provider who provides bundled broadband voice, video, and data services to consumers and businesses throughout Italy.

The initial agreement, signed in the first quarter of 2002, called for the purchase and installation of videoconferencing infrastructure equipment to support a mass deployment of video telephony infrastructure across Italy. A substantial portion of the contract has already been fulfilled, with the remainder of the product to be delivered to FastWeb and rolled out to the field by the end of the year. Having gone live on October 15, 2002, FastWeb is now providing video telephony services in many key cities throughout Italy, with plans to expand the service throughout the country over the next year.

The end-to-end videoconferencing solution provided by RADVISION will enable FastWeb to offer point-to-point and multipoint video telephony services to its business and residential customers. This service, with its goal of providing video  communication  with  the  same  ease  of use,  cost  and  reliability  as traditional phone service, compliments FastWeb's existing offerings of integrated Internet access, telephony (VoIP), cable television and video-on-demand services delivered through a single fiber optic broadband connection to the home or business.

"This deployment is a testament both to the huge potential of IP-based video telephony in a managed service environment and to RADVISION's strong progress in breaking into this new market and executing on our goal of closing three to four major deals in 2002," said Gadi Tamari, CEO of RADVISION.

"In delivering integrated voice, video, and data services through a single fiber optic IP broadband connection, FastWeb has established itself as one of the most advanced service providers in the world today," Tamari adds. "Adding video telephony to this mix is the natural evolution of FastWeb's offerings and is a business and technology model that we see spreading to other service providers, both in Europe and worldwide."

"Naturally when choosing a videoconferencing solution partner we looked for a vendor that shared our vision of converged multimedia delivery over IP," said Ruggero Gramatica, FastWeb's Chief Information Officer. "RADVISION, with its leadership in rich meetings, videoconferencing, and its pioneering work in voice over IP, was our natural choice and we look forward to growing with them as we continue to develop and offer additional value added services to our rapidly expanding customer base."

Based on the award-winning viaIP 400 platform, the RADVISION solution features an IP-based video switching matrix and IP-based call control, enabling the system to seamlessly integrate into FastWeb's existing IP network infrastructure. Additionally, because the RADVISION technology interworks with other protocols such as ISDN, FastWeb customers will be able to use the RADVISION-powered solution for industry-grade point-to-point and multiparty video telephony and videoconferencing sessions with any other user or session, regardless of the other end points' manufacturers or technology platform.

The RADVISION end-to-end solution also features centralized network management, scalable multiparty video call capability, easy-to-use dialing schemes, and other custom features developed specifically for customer ease of use and centralized administration by the service provider.

About FastWeb Founded in 1999, FastWeb is controlled 64.4% by e.Biscom (Milan's Nuovo Mercato: EBI) and 30.8% by the municipal Milan multi-utility AEM. FastWeb is the first operator in Italy to provide broadband direct access, using Internet Protocol (IP) technology to deliver integrated telecommunications services to business and residential customers. The use of IP over a fiber network gives FastWeb worldwide technical leadership in offering advanced broadband services such as Bandwidth on Demand, Virtual Private Network and high quality, fully-interactive Video on Demand. FastWeb currently operates with more than 1000 employees in Milan, Bologna, Genoa, Turin, Naples and Rome. For more information visit www.fastweb.it and www.ebiscom.it.

About RADVISION

RADVISION (Nasdaq: RVSN) is the industry's leading provider of high quality, scalable and easy-to-use products and technologies for videoconferencing, video telephony, and the development of converged voice, video and data over IP and 3G networks. RADVISION has two distinct business units. RADVISION's Networking Business Unit (NBU) offers one of the broadest and most complete set of videoconferencing network solutions for IP- and ISDN-based networks, supporting all end points in the industry. The company also provide businesses and service providers with integrated solutions that deliver converged IP-based video telephony applications to employee computer desktops and residential broadband homes worldwide. The Company's Technology Business Unit (TBU) provides protocol development tools and platforms, enabling equipment vendors and service providers to develop and deploy new converged networks, services, and technologies. For more information please visit our website at www.radvision.com.

This press release contains forward-looking statements that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, general business conditions in the industry, changes in demand for products, the timing and amount or cancellation of orders and other risks detailed from time to time in RADVISION's filings with the Securities Exchange Commission, including RADVISION's Form 10-K Annual Report. These documents contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statement.

                                      ###

viaIP is a service mark of RADVISION Ltd. All other trade names and trademarks appearing herein are owned by their respective holders.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 18, 2002                     RADVISION LTD.
                                            (Registrant)



                                            By:  /s/David Seligman
                                                ------------------
                                                David Seligman
                                                Chief Financial Officer